ALEXANDER & BALDWIN, INC.
                          RESTRICTED STOCK BONUS PLAN
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                                AMENDMENT NO. 2
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     The Alexander & Baldwin, Inc. Restricted Stock Bonus Plan, as restated
effective April 28, 1988 (the "Plan"), is hereby amended, effective June 1, 1998, as follows:

     1.   Section VIII is hereby amended in its entirety to read as follows:

     "VIII.  Fair Market Value
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             The term "Fair Market Value" shall, with respect to the per share valuation of the Common Stock on any relevant date, be the mean between the highest and lowest selling prices per share of Common Stock on such date, as quoted on the Nasdaq National Market (or any successor system). Should the Common Stock become traded on a national securities exchange, then the Fair Market Value per share shall be the mean between the highest and lowest selling prices on such exchange on the date in question, as such prices are quoted on the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on the Nasdaq National Market (or national securities exchange) on the date in question, then the Fair Market Value shall be the mean between the highest and lowest selling prices on the Nasdaq National Market (or such securities exchange) on the last preceding date for which such quotation exists."

     2. Except as modified by this Amendment No. 2, all terms and provisions of the Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Amendment to be executed on its behalf by its duly authorized officers this 25th day of June, 1998.

                                    ALEXANDER & BALDWIN, INC.

                                    By /s/ Miles B. King
                                       Its Vice President

                                    By /s/ Alyson J. Nakamura
                                       Its Assistant Secretary